Exhibit 10.13

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (the "Amendment") dated as of November 10, 2009, is between Bank of America, N.A. (the "Bank") and Paramount Biosciences, LLC, Mt. Cook Pharma, Inc., Pacific Beach Biosciences, Inc., Balboa Biosciences, Inc., Coronado Biosciences, Inc., Asphelia Pharmaceuticals, Inc. and Ventrus Biosciences, Inc. (the "Borrower").

RECITALS

A.     The Bank and the Borrower entered into a certain Loan Agreement dated as of December 10, 2008 (together with any previous amendments, the "Agreement").

B.     The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.   Amendments. The Agreement is hereby amended as follows:

2.1  In Paragraph 1.1 Line of Credit Amount, the amount "$2,000,000.00" is changed to "$1,000,000.00".

2.2  In Paragraph 1.2 Availability Period, the date "November 6, 2009" is changed to "November 5, 2010".

2.3 Paragraph 5.8 Guaranty is hereby deleted in its entirety.

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

4.1
If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery, and performance by the Borrower and/or such guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.2	Payment by the Borrower of a loan renewal fee in the amount of Seventeen Thousand Five Hundred Dollars and No Cents ($17,500.00).

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

BANK:

Bank of America, N.A

By:	/s/ Christina Boyle
Christina Boyle, Senior Vice President

BORROWER(S):

Paramount Biosciences, LLC

By:	/s/ Lindsay A. Rosenwald	[seal]
Lindsay A. Rosenwald, M.D., Member

Mt. Cook Pharma, Inc.

By:	/s/ Stephen Pilatzke	[seal]
Stephen Pilatzke, Corporate Treasurer

Pacific Beach Biosciences, Inc.

By:	/s/ Stephen Pilatzke	[seal]
Stephen Pilatzke, Corporate Treasurer

Balboa Biosciences, Inc.

By:	/s/ Stephen Pilatzke	[seal]
Stephen Pilatzke, Corporate Treasurer

Coronado Biosciences, Inc.

By:	/s/ Stephen Pilatzke	[seal]
Stephen Pilatzke, Corporate Treasurer

Asphelia Pharmaceuticals, Inc.

By:	/s/ Stephen Pilatzke	[seal]
Stephen Pilatzke, Corporate Treasurer

Ventrus Biosciences, Inc.

By:	/s/ Stephen Pilatzke	[seal]
Stephen Pilatzke, Corporate Treasurer